EXHIBIT 10.3
SECOND AMENDMENT TO LEASE
     THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) is made as of February 18, 2006, by and between ARI COMMERCIAL PROPERTIES, INC., a California corporation, agent for the tenant in common owners (“Landlord”), and REVA MEDICAL, INC., a California corporation formerly known as MD3, Inc. (“Tenant”), with reference to the following facts:
RECITALS
     A. Landlord (as successor of FSP Telecom Business Center Limited Partnership) and Tenant are parties to that certain Telecom Business Center NNN Lease dated for reference purposes as of December 18, 2001, as amended by that certain First Amendment to Lease dated for reference purposes as of January 3, 2005 (together, the “Lease”), pursuant to which Landlord leased to Tenant certain premises comprising 12,799 square feet, commonly known as 5751 Copley Drive, Suite B, San Diego, California (“Premises”), being located at Telecom Business Center. Capitalized terms used in this Second Amendment which are not otherwise defined shall have the same meanings as in the Lease.
     B. Tenant and Landlord desire to modify the Lease pursuant to this Second Amendment.
     C. Landlord and Tenant wish to extend the term of the Lease twelve (12) months (the “Second Extension Term”).
     D. Tenant shall renew the Letter of Credit for the entirety of the Second Extension Term.
     E. Tenant acknowledges that the Lease is in full force and effect, and each of the parties desires to amend the Lease in the terms and conditions set forth below.
     NOW, THEREFORE, the parties agree as follows:
     1. Recitals. Tenant acknowledges that the Recitals set forth above are true and correct and shall be part of the agreement of the parties in this Second Amendment.
     2. Term. The term of the Lease shall be extended twelve (12) months and shall expire on February 28, 2007 (“Second Extension Term”).
     3. Base Monthly Rent. The Base Monthly Rent due during the Second Extension Term shall be Eighteen Thousand Nine Hundred Forty-Three Dollars ($18,943.00) per month, commencing March 1, 2006.
     4. Renewal of Letter of Credit (“L/C”). Tenant shall maintain the L/C in the amount of Fifty Thousand Dollars ($50,000.00) in effect from the date of Tenant’s execution of this Second Amendment until Tenant shall have performed all of its obligations under the Lease and this Second Amendment (said period is hereinafter referred to as the “L/C Term”). If the expiration date of the L/C occurs prior to the end of the L/C Term, then Tenant shall deliver to

Landlord a renewal of the L/C or a replacement L/C meeting all of the terms and conditions of the Lease, not later than sixty (60) days prior to the then-applicable expiration date. Each L/C provided pursuant to this Second Amendment shall have an expiration date which is at least one (1) year from such L/C’s date of issue except where the then-applicable expiration date of the L/C is less than one (1) year from the end of the L/C Term, in which case the renewal or replacement L/C shall be for such lesser period. The issuing bank’s agreement to place an automatic renewal provision in the L/C, as required pursuant to said Exhibit “A”, shall not relieve or release Tenant from its obligation to provide a renewal or replacement L/C on the terms hereinabove stated, it being understood that any such automatic renewal is an independent obligation of the issuing bank which is intended for Landlord’s sole benefit. If Tenant fails to provide the renewal or replacement L/C not later than sixty (60) days prior to the then-applicable, stated expiration date (excluding automatic renewal provisions), such failure shall be a default by Tenant, and Landlord shall have the right, without notice or demand, to draw upon the entire remaining proceeds of the L/C.
          (a) Breach of Lease. If Tenant fails to perform any of its obligations under the Lease or this Second Amendment, Landlord may, without notice or demand, draw upon the entire remaining proceeds of the L/C and application of such L/C proceeds shall be made pursuant to the terms of the Lease.
          (b) Enforcement. Tenant’s obligation to furnish the L/C shall not be released, modified or affected by any failure or delay on the part of Landlord to enforce or assert any of its rights or remedies under the Lease, whether pursuant to the terms thereof or at law or in equity. Landlord’s right to draw upon the L/C shall be without prejudice or limitation to Landlord’s right to draw upon the security deposit provided by Tenant to Landlord or to avail itself of any other rights or remedies under the Lease.
          (c) Event of Default. Tenant’s failure to perform its obligations under this Second Amendment Section 4 (time being of the essence) shall constitute an event of default under the Lease, and shall entitle Landlord to exercise all of its remedies under the Lease or at law or in equity without further notice or demand.
     5. Condition of Premises. Tenant accepts the Premises for the Second Extension Term in its “as-is” condition.
     6. Authorized Party. If Tenant is other than a natural person, each individual executing this Second Amendment on behalf of the named Tenant represents and warrants that he is duly authorized to execute this Second Amendment on behalf of the named Tenant in accordance with a duly adopted resolution of Tenant’s board of directors and Tenant’s bylaws (if Tenant is a corporation) and in accordance with the agreement of partnership (if Tenant is a Partnership) and by delivery hereto warrant that the execution by no other signatory is required and will hold Landlord harmless from any claim to the contrary (and loss suffered by reason thereof).
     7. Confidentiality. Tenant acknowledges that the content of this Second Amendment and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning consultants.
     8. Full Force and Effect. Except as set forth in this Second Amendment, each and every provision of the Lease shall remain in full force and effect and shall not be modified, waived or otherwise affected by this Second Amendment. In the event of any conflict between the provisions of the Lease and this Second Amendment, the terms of this Second Amendment shall prevail.
     IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment effective as of the date first written above.
     LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS SECOND AMENDMENT TO LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE AMENDMENT, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE AMENDMENT IS EXECUTED, THE TERMS OF THIS LEASE AMENDMENT ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.
IF THIS LEASE AMENDMENT HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LANDLORD, ITS COUNSEL, ANY REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE AMENDMENT OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE AMENDMENT.
[Signatures on Following Page]

LANDLORD:		TENANT:

ARI COMMERCIAL PROPERTIES, INC., a		REVA MEDICAL INC., a California corporation
California corporation, as agent for the
tenant in common owners of the property

By:	/s/ David Ho	By:	/s/ Robert K. Schultz
	David Ho, Senior Vice President		(SIGNATURE)

Robert K. Schultz
(PRINT NAME)

Title: President

Date: 1-18-06

		By:	/s/ Katrina Thompson
(SIGNATURE)

Katrina Thompson
(PRINT NAME)

Title: VP Finance & Admin

Date: 1-18-06

EXHIBIT A

[NAME OF BANK]
IRREVOCABLE STANDBY LETTER OF CREDIT

Date of Issue:	No.

APPLICANT:	BENEFICIARY:

AMOUNT: $
     At the request and for the account of                                                             , (t he “Account Party”), we hereby establish in your favor our Irrevocable Letter of Credit no.                     in the amount of                                          ($                    ).
     This Letter of Credit is issued with respect to that certain lease agreement dated December 18, 2001, by and between you, as Landlord, and the Account Party, as Tenant. Said lease agreement, and any amendments or modifications thereof, is hereinafter referred to as the “Lease.” Our obligations under this Letter of Credit are solely as set forth herein and are completely independent of the obligations of the Account Party under the Lease. We do not undertake any obligation under the Lease, nor do we undertake any responsibility to ascertain any facts, or to take any other action, with respect to the Lease, and we acknowledge that our obligations under this Letter of Credit shall not be affected by any circumstance, claim or defense of any party as to the enforceability of the Lease or any dispute as to the accuracy of the Statement (as defined below). The references to the Lease in this Letter of Credit are solely to describe the required contents of the Statement.
     Funds under this Letter of Credit are available to you against presentation of the following documents at our office at                                                              prior to close of business on the expiration date set forth below.
     1. The original of this Letter of Credit.
     2. Your sight draft on us in an amount not exceeding the amount of this Letter of Credit (less sums previously paid by us hereunder) executed by the person executing the Statement and bearing the number of this Letter of Credit; and
     3. A statement (the “Statement”) executed by a natural person, stating that such person is your duly authorized representative, and that you are entitled to draw upon this Letter of Credit.

     Facsimile demands are permitted by the delivery to us of facsimile copies of the documents described in 1 through 3 above. Facsimile demands shall be sent to us at the following facsimile number:                                         . If a demand is made by facsimile, the original letter of credit is not required.
     The expiration date of this Letter of Credit is                                         , provided, however, that the expiration date of this Letter of Credit shall be automatically Extension, without notice of amendment, for successive one (1) year periods, unless we give you written notice of our election not to extend the expiration date (“Notice of Non-Renewal”) not later than sixty (60) days prior to the date this Letter of Credit is scheduled to expire. A Notice of Non-Renewal shall be effective when actually delivered by certified mail, return receipt requested, or courier service to your address set forth above or such other address and/or person as you shall specify to us for such purpose by written notice received by us prior to the time the Notice of Non-Renewal is sent.
     This Letter of Credit is transferable in its entirety through us. Multiple transfers shall be permitted. There will be no charge to Beneficiary or any transferee for the transfer of this Letter of Credit. We will honor complying drafts presented hereunder by a transferee (and cease to honor drafts presented hereunder by you) upon our receipt of the fully executed transfer form attached hereto as Exhibit 1.
     This Letter of Credit may be drawn upon in one or more drafts not exceeding in the aggregate, the amount available hereunder.
     We hereby issue this Letter of Credit in your favor, and we hereby undertake to honor all drafts drawn under and in compliance with the terms of this Letter of Credit.
     This Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practices for Documentary Credits (___ Revision) International Chamber of Commerce Publication 400 and, to the extent not inconsistent therewith, the laws of the State of                     .

Authorized Signature